Consolidated Statements of Operations and Comprehensive Loss - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Operating expenses:
Research and development	$ 40,303,878	$ 22,978,599	$ 13,730,311
Cost of acquired in-process research and development			26,486,000
General and administrative	10,463,151	4,303,743	6,356,782
Operating loss	(50,767,029)	(27,282,342)	(46,573,093)
Loss from remeasurement of fair value of warrants	(153,692)
Interest income (expense), net	(96,915)	135,309	50,853
Other income, net	11,542	22,396	6,284
Net loss and comprehensive loss	$ (51,006,094)	$ (27,124,637)	$ (46,515,956)
Net loss per common share, basic and diluted	$ (3.68)	$ (3.22)	$ (8.03)
Weighted-average number of common shares used in net loss per common share, basic and diluted	13,870,949	8,428,366	5,795,040